SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT FORM

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934


Date of Report (Date of earliest event
reported) April 26, 2002

National Real Estate Limited Partnership
Income Properties II
(Exact name of registrant as specified in its charter)


Wisconsin
01-16874			39-1553195
(State or other Jurisdiction
(Commission File		(IRS Employer

           of Organization)
        Number)			Identification
 Number)


1155 Quail Court, Pewaukee, Wisconsin
53072-3703
(Address of principal executive offices)
	(Zip Code)


Registrant's telephone number, including
	(262) 695-1400
area code


Not Applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

National Real Estate Limited Partnership Income
Properties II (the Partnership) sold Phases II &
 III of a self storage locker facility known as Cave Creek Lock-It-Lockers on April 26, 2002, to
 Ms. Cheryl Enders for $1,760,096. Phase I, the only other phase of Cave Creek Lock-It-Lockers, owned by National Real Estate Limited Partnership
 Income Properties, was also sold on April 26, 2002, to Ms. Cheryl Enders for $319,904 for a combined property sale price of $2,080,000.

Cave Creek Lock-It-Lockers is located at 1201 E.
Cinnabar, Phoenix, Arizona. Constructed in 1985,
Cave Creek Lock-It-Lockers is a self storage facility, on approximately 1.7 acres, consisting of approximately
46,283 net rentable square feet.

No relationship exists between Ms. Cheryl Enders, the purchaser, and National Real Estate Limited
Partnership Income Properties II, the seller, or
 any of its affiliates, any director or officer of the Partnership, or any associate of any such director or officer.


Item 7.  Financial Statements and Exhibits


Page

Unaudited Pro Forma Financial Information...
................................................
.......................4

Balance Sheets (9/30/01 Actual and 9/30/01
Pro Forma)................................
..........................5

Income Statements (12/31/00 Actual and 12/
31/00 Pro Forma, 9/30/01 Actual and 9/30/01
 Pro Forma)..6

Cash From Sale.............................
...........................................
...................................7

Exhibits..................................
..........................................
.........................................7

Signatures.................................
............................................
.....................................8

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial
 statements of the Partnership have been prepared to illustrate the effect of the sale of Cave Creek
 Lock-It-Lockers Phases II & III. The unaudited
September 30, 2001 pro forma Balance Sheet gives effect to the sale of Cave Creek Lock-It-Lockers
 Phases II & III as if it has occurred on January
1, 2001. The unaudited pro forma Statement of Operations for the year ended December 31, 2000, gives effect to the sale of Cave Creek Lock-It-Lockers
 Phases II & III as if it had occurred on January 1, 2000. The unaudited pro forma Statement of Operations for the nine months ended September 30, 2001, gives effect to the sale of Cave Creek Lock-It-Lockers
Phases II & III as if it had occurred on January 1, 2001.

The pro forma combined financial statements are presented for illustrative purposes only, and are not necessarily indicative of the financial position results of operations of the Partnership that would have been reported had the sale of Cave Creek Lock-
It-Lockers Phases II & III occurred on the dates indicated,
 nor do they represent a forecast of the financial position of the Partnership at any future date, or the results of operations of the Partnership for any future period.



NATIONAL REAL ESTATE LIMITED PARTNERSHIP INCOME
PROPERTIES II

(A Wisconsin Limited Partnership)
BALANCE SHEET
(Unaudited)


 Actual   September30,
           2001

      Pro forma September 30, 2001

ASSETS











Cash and cash equivalents

$254,843

$1,813,113

Escrow deposits and other assets

46,255

35,036


Investment properties, at cost





Land

516,590

111,794

Buildings and improvements

4,154,507

2,831,948









4,671,097

2,943,742







Less accumulated depreciation

1,905,479

1,263,412









2,765,618

1,680,330







Intangible Assets:





Debt issue costs, net of accumulated amortization of $29,632 as of September 30, 2001

2,947

2,947









$3,069,663

$3,531,426







LIABILITIES AND PARTNERS= CAPITAL











Liabilities:





Accrued expenses and other liabilities
Accrued real estate tax
$536
22,726

$0
(4,229)

Tenant security deposits

26,450

26,450

Mortgage note payable

519,062

519,062

Deferred rent

14,936

1,815









583,710

543,098





Partners= Capital:





General Partners

57,086

59,333

Limited Partners
                  (authorized C 40,000 Interests;
 issued C 20,653.69
                  Interests)

2,428,867

2,928,995








2,485,953

2,988,328

See notes to financial statements.

$3,069,663

$3,531,426




NATIONAL REAL ESTATE LIMITED PARTNERSHIP
INCOME PROPERTIES II
(A Wisconsin Limited Partnership)
Statement of Operations




(Unaudited)






Actual ended December 31,2000
Pro forma ended December 31,2000

Actual 9 months ended September 30, 2001

Pro forma 9 months ended September 30, 2001
INCOME







Operating income

$764,017

$469,952

$563,053

$345,322

Total income

764,017

469,952

563,053

345,322











OPERATING EXPENSES







Operating expenses

342,585

207,766

235,818

146,694

Administrative expenses

167,750

141,467


112,408

86,394
Depreciation and amortization
 146,233

101,487
109,429
75,868

Interest expense

45,761

45,761

33,295

33,295

Total expenses

702,329

496,481

490,950

342,251









Income  (Loss) from Operations

61,688

(26,529)

72,103

3,071

Other Income:







Interest income

21,255

20,493

8,211

7,820
Gain on sale


533,682

571,798

Net Income

$82,943

$527,646

$80,314

$582,689









Net Income attributable to
General Partners (5%)

$4,147

$5,035

$4,016

$8,572

Net Income attributable to
Limited Partners (95%)

$78,796

$522,611

$76,298

$574,117

              Per Limited Partnership
             Interests outstandingB20,653.69

$3.82

$25.30

$3.69

$27.80

See notes to financial statements.

Cash from Sale

Cash proceeds from the sale of Cave Creek
Lock-It-Lockers Phases II & III will be
 distributed to the limited partners.


Exhibits

No exhibits accompany this filing.

Signature
Pursuant to the requirements of the Securities
 Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income
 Properties II
Registrant


_________________
Date


___________________________________
By John Vishnevsky, General Partner
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